STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
REVENUE:
License fees	$ 14,184	$ 42,255
Administration fees	19,518	33,982
Total revenue	33,702	76,237
Cost of sales	19,735	30,879
Gross profit	13,967	45,358
EXPENSES:
Selling, general and administrative	107,409	54,288
Officers management fee	60,000	60,000
Total expenses	167,409	114,288
Loss from operations	(153,442)	(68,930)
Net loss	$ (153,442)	$ (68,930)
Net loss per share, basic	$ 0.00	$ 0.00
Weighted average number of shares outstanding, basic	87,767,904	83,595,690